                                                                                       Exhibit  99
                              MONTHLY SERVICERS CERTIFICATE
                               SERVICER: NATIONSBANK, N.A.
                           NATIONSBANK AUTO OWNER TRUST 1996-A


Collection Period                                                       May 2000
Determination Date                                                              06/08/00
Deposit Date                                                                    06/14/00
Distribution Date                                                               06/15/00


POOL BALANCE

Pool Balance on the close of the last day of the preceding                100,565,177.61
Collection Period
Less:  Collections and Liquidation Proceeds allocable to Principal         12,254,287.28
Purchase Amount allocable to Principal                                              0.00
Realized Losses (see note)                                                    285,889.40
                                                                        -----------------
Pool Balance on the close of the last day of the Collection Period         88,025,000.93
Collections allocable to Principal received from Collection Period up to and including  the Second Business Day immediately
 preceding the  Current Determination Date                                  2,095,703.76
                                                                        -----------------
Pool Balance as of the Second Business Day immediately preceding
the Current Determination Date                                             85,929,297.17
Original Pool Balance                                                   2,136,187,667.91
Pool Factor                                                                    4.0225538%



Portfolio Balances and Pool Factors
                                     Beginning         End
                                     of Period      of Period
                                     ---------      ---------
Class A-1 Note Balance                       -              -
Class A-1 Pool Factor                0.0000000      0.0000000
Class A-2 Note Balance                       -              -
Class A-2 Pool Factor                0.0000000      0.0000000
Class A-3 Note Balance                       -              -
Class A-3 Pool Factor                0.0000000      0.0000000
Class A-4 Note Balance                       -              -
Class A-4 Pool Factor                0.0000000      0.0000000
Class B-1 Certificate Balance    23,646,903.77  11,145,629.26
Class B-1 Pool Factor                0.2459914      0.1159445
Class B-2 Certificate Balance    74,783,667.91  74,783,667.91
Class B-2 Pool Factor                1.0000000      1.0000000

Weighted Average Coupon                            10.3583000%
Weighted Average Original Term                          66.83
Weighted Average Remaining Term                         13.88


COLLECTIONS
Interest:
Collections and Liquidation Proceeds allocable to interest              889,594.78
Recoveries                                                              252,812.30
Purchase Amount allocable to Interest                                         0.00
                                                                     -------------
Total Interest Collections                                            1,142,407.08
Advances for the related Distribution Date                              139,077.75
Less:  Outstanding Advances to be reimbursed                            169,436.32
                                                                     -------------
Available Interest                                                    1,112,048.51
Principal:
Collections and Liquidation Proceeds allocable to Principal
 (for the Collection Period)                                         12,254,287.28
Purchase Amount allocable to Principal  (for the Collection                   0.00
Period) Collections allocable to Principal received up to
 and including the immediately preceding the Current
   Determination Date                                                 2,095,703.76
Less:   Prior Month Collections allocable to Principal up to and
   including the Second Business Day immediately preceding the
   Current Determination Date                                         2,134,605.93
                                                                     -------------
Available Principal                                                  12,215,385.11

Available Funds                                                      13,327,433.62
Regular Principal (equals Available Principal plus Realized Losses)  12,501,274.51


REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables            5,676.69
Servicing Fee (inc. unpaid amount from prior periods)                    83,804.31
Noteholder Amounts
Class A-1 Monthly Interest                                                    0.00
Class A-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Interest                                                    0.00
Class A-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Interest                                                    0.00
Class A-3 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-4 Monthly Interest                                                    0.00
Class A-4 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Total Accrued Note Interest                                                   0.00

Class A-1 Monthly Principal                                                   0.00
Class A-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Principal                                                   0.00
Class A-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Principal                                                   0.00
Class A-3 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-4 Monthly Principal                                                   0.00
Class A-4 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Noteholders' Principal Payment Amount                                   0.00

Certificateholder Amounts
Class B-1 Monthly Interest                                              133,013.83
Class B-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   133,013.83

Class B-2 Monthly Interest                                              428,448.10
Class B-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   428,448.10

Total Accrued Certificate Interest                                      561,461.93

Class B-1 Monthly Principal                                          12,501,274.51
Class B-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                12,501,274.51

Class B-2 Monthly Principal                                                   0.00
Class B-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Certificateholders' Principal Distribution Amount              12,501,274.51

Total required distributable amount                                  13,152,217.44
Less: Total Available Funds                                          13,327,433.62
                                                                     -------------
Net Available Funds   (Shortfall) Excess                                175,216.18
Withdrawal from Reserve Account (If Shortfall)                                0.00
Deposit to Reserve Account (If Excess)                                  175,216.18


DISTRIBUTIONS
Deposit to the Collection Account
Available Interest                                                    1,112,048.51
Available Principal                                                  12,215,385.11
Withdrawal from Reserve Account                                               0.00
Less:  Amounts to be withheld by Servicer
  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables                                            5,676.69
  b)   Servicing Fee                                                     83,804.31
                                                                     -------------
Net Deposit to Collection Account                                    13,237,952.62

Deposit to Note Payment Account
Class A-1 Interest Distribution                                               0.00
Class A-2 Interest Distribution                                               0.00
Class A-3 Interest Distribution                                               0.00
Class A-4 Interest Distribution                                               0.00
Class A-1 Principal Distribution                                              0.00
Class A-2 Principal Distribution                                              0.00
Class A-3 Principal Distribution                                              0.00
Class A-4 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Note Payment Account                                         0.00

Deposit to Certificate Distribution Account
Class B-1 Interest Distribution                                         133,013.83
Class B-2 Interest Distribution                                         428,448.10
Class B-1 Principal Distribution                                     12,501,274.51
Class B-2 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Certificate Distribution Account                    13,062,736.44

Deposit to Reserve Account                                              175,216.18



SPECIFIED  RESERVE  ACCOUNT  BALANCE
GREATER  OF:


(I) Sum of:
(a) Percentage applicable times                                                  7.00%
      Pool Balance as of the last day of the prior Collection
      Period less Principal collected up to and including the
      second Business Day preceding the most recent
     Determination Date                                                 85,929,297.17    6,015,050.80
                                                                        --------------
      and,
(b) Specified Interest Reserve Amount  (Three months                                             0.00
                                                                                        --------------
          interest on the Certificates if Notes are Outstanding)                         6,015,050.80
       and
(II) Lesser of:
(a) $26,702,346.                                                                        26,702,346.00
      and
(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances                                             85,929,297.17

Specified Reserve Account Balance                                                       26,702,346.00

RESERVE ACCOUNT RECONCILIATION
Beginning Balance  (Initial Balance is 2.5% of Original Pool
 Balance)                                                                               26,702,346.00
Deposit from Available Interest and Available Principal                                    175,216.18
Investment Earnings                                                                        130,251.08
Less:
Accrued and unpaid Servicing Fees                                                                0.00
Amounts to be distributed to Securityholders'                                                    0.00
                                                                                        --------------
Balance                                                                                 27,007,813.26
Less: Withdrawal by holder of Contingent Payment Right of
     Excess of Reserve Account Balance Over Specified Reserve
     Account Balance                                                                       305,467.26
                                                                                        --------------
Ending Balance                                                                          26,702,346.00


Interest Reserve Amount                                                                          0.00
Available Reserve Amount                                                                26,702,346.00

INSTRUCTIONS TO THE TRUSTEE

Amount to be deposited from the Collection Account into
the NotePayment Account                                                                          0.00

Amount to be deposited from the Collection Account into the
Certificate  Distribution Account                                                       13,062,736.44

Amount to be deposited from the Collection Account into the
Reserve Account                                                                            175,216.18

Amount to be deposited from the Reserve Account to the account of the
  holder of the Contingent Payment Right                                                   305,467.26

Amount to be deposited from the Reserve Account into the
       Collection Account                                                                        0.00

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses                                                                            285,889.40
Net Loss Ratio (annualized)
For the current Collection Period                                                                0.42%
For the preceding Collection Period                                                              0.34%
For the second preceding Collection Period                                                      -0.58%
                                                                                        --------------
Average Net Loss Ratio (Specified Reserve Account                                                0.06%
Balance increases if greater than 1.50%)




Delinquency Analysis
                                                                  Number of  Princopal
                                                                  Loans      Balance
                                                                  ---------  ------------
   30 to 59 days past due                                              1428  5,633,055.48
   60 to 89 days past due                                               302  1,174,759.29
   90 or more days past due                                             158    701,947.03
                                                                  ---------  ------------
Total                                                                  1888  7,509,761.80

Collateral Repossessed and Held by the Trust (included in above
Delinquency Amounts)                                                     46    257,759.20




Delinquency Ratio including Repossessions
For the current Collection Period                        2.13%
For the preceding Collection Period                      1.83%
For the second preceding Collection Period               2.02%
                                                       -------
Average Delinquency Ratio (Specified Reserve Account     1.99%
Balance increases if greater than 1.25%)

Loss and Delinquency Trigger Indicator                 YES

Equity Percentage                                      131.07%

Repurchased Receivables                                  0.00
